                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                13% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2009
                                IN EXCHANGE FOR
              NEW 13% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2009
                                       OF

                TELEX COMMUNICATIONS INTERMEDIATE HOLDINGS, LLC

     Registered holders of outstanding 13% Senior Subordinated Discount Notes due 2009 (the "Existing Notes") who wish to tender their Existing Notes in exchange for a like principal amount of new 13% Senior Subordinated Discount Notes due 2009, which have been registered under the Securities Act of 1933, as amended (the "New Notes"), and whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to BNY Midwest
Trust Company (the "Exchange Agent") prior to           , 2004 (the "Expiration
Date"), may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the prospectus,
dated           , 2004 of Telex Communications Intermediate Holdings, LLC (the
"Prospectus").

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                           BNY MIDWEST TRUST COMPANY

   For Delivery by Registered or Certified Mail, Hand or Overnight Delivery:

                       BY MAIL OR OVERNIGHT COURIER/HAND:
                           BNY Midwest Trust Company
                            c/o The Bank of New York
                           Corporate Trust Operations
                              Reorganization Unit
                           101 Barclay Street, 7 East
                            New York, New York 10286
                        Attention: Ms. Giselle Guadalupe

                             FOR INFORMATION CALL:
                                 (212) 815-6331

     Delivery of this notice of guaranteed delivery to an address other than as set forth above will not constitute a valid delivery.

     This notice of guaranteed delivery is not to be used to guarantee signatures. If a signature on a letter of transmittal is required to be guaranteed by an eligible guarantor institution (as defined in the prospectus), such signature guarantee must appear in the applicable space provided on the letter of transmittal for guarantee of signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Existing Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

                     DESCRIPTION OF EXISTING NOTES TENDERED

                                           NAME AND ADDRESS OF
                                           REGISTERED HOLDER AS
                                            IT APPEARS ON THE     CERTIFICATE NUMBER(S)   PRINCIPAL AMOUNT
                                              EXISTING NOTES        OF EXISTING NOTES      OF OUTSTANDING
        NAME OF TENDERING HOLDER              (PLEASE PRINT)            TENDERED           NOTES TENDERED
        ------------------------           --------------------   ---------------------   ----------------

                                   SIGN HERE

Name of Registered or Acting Holder:
--------------------------------------------------------------------------------

Signature(s):
--------------------------------------------------------------------------------

Name(s) (please print):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------


Telephone Number:
--------------------------------------------------------------------------------


Date:
--------------------------------------------------------------------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Existing Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm: ----------------------------------     ---------------------------------------------------
                                                                   (AUTHORIZED SIGNATURE)

Address: -----------------------------------------   Title: --------------------------------------------

---------------------------------------------------   Name: -------------------------------------------
                    (ZIP CODE)                                     (PLEASE TYPE OR PRINT)

Area Code and Telephone No.:

---------------------------------------------------  Date: --------------------------------------------

NOTE: DO NOT SEND EXISTING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. EXISTING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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